September 8, 2025

ULTIMUS MANAGERS TRUST

HVIA EQUITY FUND

Institutional Class (HVEIX)

Investor Class* (HVENX)

Supplement to the Prospectus and the Statement of Additional Information,
both dated June 28, 2025

This supplement updates certain information in the Prospectus and the Statement of Additional Information (the “SAI”) of the HVIA Equity Fund (the “Fund”), a series of Ultimus Managers Trust, as described below. For more information or to obtain a copy of the Prospectus or the SAI, free of charge, please contact the Fund at 1-888-209-8710.

The following changes are made in the Prospectus and SAI for the Fund:

Effective September 2, 2025, Gustave J. Scacco, the lead portfolio manager of the Fund, no longer serves as a Portfolio Manager to the Fund. All references to Mr. Scacco with respect to the Fund are hereby removed from the Prospectus and SAI. Ron Mayfield remains a Portfolio Manager of the Fund and no changes to the Fund’s investment objectives or principal investment strategies are contemplated at this time.

*Shares not currently offered.

Investors Should Retain this Supplement for Future Reference